EVENTS AFTER THE REPORTING DATE	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
EVENTS AFTER THE REPORTING DATE

The following events occurred subsequent to December 31, 2020:

●	On February 5, 2021, the Company closed its non-brokered private placement (the “February 2021 Placement”) through the issuance of 10,000,001 Common Shares at a price of $0.375 per Common Share. The February 2021 Placement raised gross cash proceeds of $3,750,000. The Company paid $73,875 in cash as finder’s fees.

●	On February 10, 2021, the Company acquired the Minago Nickel Project located in Manitoba, Canada (the “Minago Project”) (the “Minago Acquisition) by way of Asset Purchase Agreement (the “APA”) with Victory Nickel Inc. (“Victory Nickel”). Under the terms of the APA, the Company acquired the Minago Project for aggregate consideration of US$11,675,000, which consisted of a US$6,675,000 (“Property Payment”) credit against certain secured debt owed by Victory Nickel to the Company at closing and US$5,000,000 in the Company common shares (“Consideration Shares”) to be issued over a one-year period.

In satisfaction of the Consideration Share to be issued, an initial tranche of 5,363,630 Consideration Shares was issued on February 9, 2021, a further US$2,000,000 worth of Consideration Shares will be issued on or before August 31, 2021, and a further US$1,000,000 worth of Consideration Shares on or before December 31, 2021. All Consideration Shares are subject to 4-month plus 1-day statutory hold period. The Property Payment was a credit in favour of Victory Nickel against an aggregate of approximately US$12,056,307 owed by Victory Nickel pursuant a Secured Debt Facility (the “SDF”).

Immediately prior to acquiring the Minago Project, the Company acquired the SDF for US$6,675,000 in cash and 3 million of the Company’s common share purchase warrants (the “Warrants”), each exercisable until February 8, 2023 at an exercise price of $0.4764 from an arms-length party pursuant to a Debt Purchase and Assignment Agreement (the “DPAA”) executed on January 15, 2021. The SDF has been restructured to bear zero percent interest and to expire on February 8, 2026, which will automatically be extended in 5-year increments. The Company will credit the remaining balance under the SDF to Victory Nickel’s benefit, upon completion of an independent economic study proving positive net present value in respect of the Minago Project during the term of the SDF. The Company agreed to reimburse up to $200,000 of financial advisory services rendered by Red Cloud Securities Inc.

The Company subscribed to 40,000,000 common shares of Victory Nickel (“VN share”) at a price per VN share of $0.025 for cash consideration of $1,000,000, which resulted in the Company owning approximately 29% of Victory Nickel post-investment on a non-diluted basis. Each VN share is subject to 4-month plus 1-day statutory hold period. Additionally, the Company agreed to issue to Victory Nickel $2,000,000 in Common Shares, upon the price of nickel exceeding US$10 per pound for 30 consecutive business days, at any time before December 31, 2023. The Company granted Victory Nickel the right of first refusal exercisable until December 31, 2023 with respect to the exploration of the sandstone (non-nickel bearing sulphides) resources for frac sand extraction at the Minago Project.

●	4,554,990 Common Share purchase warrants were exercised for total proceeds of $1,164,297 and 105,000 stock options were exercised for total proceeds of $28,825.